EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Lewis A. Raibley, III, Chief Financial Officer of NYMEX Holdings, Inc., hereby certify, to my knowledge, that the quarterly report on Form 10-Q for the period ending March 31, 2004 of NYMEX Holdings, Inc, Inc. (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of NYMEX Holdings, Inc.

Dated: May 7, 2004

/s/ LEWIS A. RAIBLEY, III

Name:  Lewis A. Raibley, III
Title:   Chief Financial Officer
         (Principal Financial Officer)

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